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                                                                    Exhibit 32.1


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of New Dragon Asia Corp. (the Company), does hereby certify, to such officer's knowledge, that:


     The Quarterly Report on Form 10-Q for the quarter ended June 25, 2003 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 13,  2003
                                               /s/ Xue Jun Song
                                               --------------------------
                                               Xue Jun Song
                                               Chief Executive Officer


August 13,  2003
                                               /s/ Willie Lai
                                               --------------
                                               Willie Lai
                                               Chief Financial Officer